UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Ciphergen Biosystems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 28, 2006

Dear Stockholders:

It is my pleasure to invite you to the 2006 Annual Meeting of Stockholders of Ciphergen Biosystems, Inc. to be held on Wednesday, June 7, 2006 at 10:00 a.m. at Ciphergen’s principal executive offices located at 6611 Dumbarton Circle, Fremont, California. The enclosed Notice of the Annual Meeting and the Proxy Statement describe the business to be conducted at the meeting.

I hope you will be able to join us. Your vote is important. If you are unable to attend this year’s meeting, you can ensure your representation by completing the enclosed Proxy and returning it to us promptly.

Thank you for your continued interest and participation in the affairs of Ciphergen Biosystems, Inc.

Sincerely,

Gail S. Page
President, Chief Executive Officer and Director

CIPHERGEN BIOSYSTEMS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, JUNE 7, 2006

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of Ciphergen Biosystems, Inc. (the “Company”), a Delaware corporation, will be held on Wednesday, June 7, 2006 at 10:00 a.m., local time, at the Company’s offices located at 6611 Dumbarton Circle, Fremont, California, for the following purposes:

1.      To elect Judy Bruner and Gail S. Page as the two (2) Class III directors to the Company’s Board of Directors, each to serve for a three year term and until her successor is duly elected and qualified (Proposal One);

2.      To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 (Proposal Two); and

3.      To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 12, 2006 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a Proxy.

Sincerely,

Michael J. O’Donnell
Secretary

Palo Alto, California

April 28, 2006

CIPHERGEN BIOSYSTEMS, INC.
6611 Dumbarton Circle
Fremont, California 94555

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of Ciphergen Biosystems, Inc. (the “Company”) for use at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s principal executive offices on Wednesday, June 7, 2006, at 10:00 a.m. local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company’s principal executive offices are located at the address listed at the top of the page and its telephone number is (510) 505-2100.

The Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2006, containing financial statements for the fiscal year ended December 31, 2005, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement, the accompanying Proxy and the Company’s Annual Report on Form 10-K will first be mailed on or about May 2, 2006.

Record Date; Share Ownership; Voting

Stockholders of record at the close of business on April 12, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and at any adjournment(s) thereof. At the Record Date, 35,999,131 shares of the Company’s Common Stock were issued and outstanding and held of record by approximately 146 stockholders. The holders of those shares are entitled to one vote per share on all matters presented at the Annual Meeting. The inspector of elections appointed for the Annual Meeting will separately tabulate the affirmative and negative votes, abstentions and broker non-votes.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company at its principal executive offices (Attention: Investor Relations) either a written notice of revocation or a duly executed proxy bearing a later date, or attending the meeting and voting in person.

Solicitation of Proxies

This solicitation of proxies is made by the Company and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-Votes

Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares that are voted “FOR”, “AGAINST” or “WITHHELD” are treated as being present at the meeting for purposes of establishing a quorum. Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” with respect to a matter will also be treated as shares entitled to vote (the “Votes Cast”) with respect to such matter.

When a proxy is properly dated, executed and returned, the shares represented by such proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder as set forth on the proxy. If no specific instructions are given, the shares will be voted (i) for the election of the nominees for directors set forth herein, (ii) for the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006, and (iii) at the discretion of the proxy holders on such other business as may properly come before the Annual Meeting or any adjournment thereof.

While no definitive statutory or case law authority exists in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal. With respect to a proposal that requires a majority of the outstanding shares however, a broker non-vote has the same effect as a vote against the proposal.

Deadline for Receipt of Stockholder Proposals

Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the Company’s Bylaws and the rules established by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under these requirements, proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2007 Annual Meeting of Stockholders must be received by the Company no later than January 3, 2007. If a stockholder intends to present a proposal at the 2007 Annual Meeting of Stockholders and the stockholder does not give appropriate notice to the Company on or before March 7, 2007, the persons named as proxies may use their discretionary voting authority to vote on the proposal.

PROPOSAL ONE

ELECTION OF TWO CLASS III DIRECTORS

Nominees

The Company’s Board of Directors is divided into three classes, with the terms of office of Class I expiring at the 2007 Annual Meeting of Stockholders, Class II expiring at the 2008 Annual Meeting of Stockholders, and Class III expiring at the 2006 Annual Meeting of Stockholders. The Company currently has nine directors, with three directors in Class I, three directors in Class II and three directors in Class III. The terms of office of the Class III directors, Judy Bruner, Gail S. Page and Wendell Wierenga, will expire at the Annual Meeting. Wendell Wierenga will not stand for reelection upon the expiration of his term, and the number of directors will be decreased to eight.

At each Annual Meeting of Stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for director nominees Judy Bruner and Gail S. Page, who are currently Class III directors of the Company. Each nominee has consented to be named a nominee in the Proxy Statement and to continue to serve as a director if elected. If the nominee becomes unable or declines to serve as a director, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of the other nominee if possible, or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees.

The Company is not aware of any reason that the nominees will be unable or will decline to serve as directors. The term of office of each person elected as a director will continue until the Company’s 2009 Annual Meeting of Stockholders and until a successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

The following table sets forth, for the Class III nominees and our other current directors who will continue in office after the Annual Meeting, information with respect to their ages and the office held with the Company as of April 12, 2006.

Name	Age	Position	Director Since
James L. Rathmann(1)	54	Executive Chairman of the Board of Directors	1993
John A. Young(1)(2)(3)	73	Lead Outside Director	1993
Judy Bruner(2)	47	Director	2003
James S. Burns	59	Director	2005
Michael J. Callaghan(2)(3)	53	Director	1998
Kenneth J. Conway(3)	57	Director	2006
Rajen K. Dalal, Ph.D.(1)	52	Director	2003
Gail S. Page	50	Director	2005

(1)          Member of Nominating and Governance Committee

(2)          Member of Audit Committee

(3)          Member of Compensation Committee

There is no family relationship between any director or executive officer of the Company.

Vote Required

Directors will be elected by a plurality vote of the shares of the Company’s Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact once a quorum is present. See “Quorum; Abstentions; Broker Non-Votes.”

Nominees for Election to a Three-Year Term Expiring at the 2009 Annual Meeting of Stockholders

Judy Bruner is Executive Vice President, Administration and Chief Financial Officer of SanDisk Corporation. She became one of our directors in 2003 and is also chairman of our Audit Committee. She joined SanDisk in June 2004 after serving on their board of directors for two years. Ms. Bruner served as Senior Vice President and Chief Financial Officer of palmOne, Inc. from September 1999 through June 2004. Previously, Ms. Bruner held a succession of financial management positions at 3Com Corporation from 1988 to 1999. Ms. Bruner was Controller and Chief Financial Officer at Ridge Computers, Inc. from 1984 to 1988, and she held a variety of financial positions at Hewlett-Packard Company from 1980 to 1984. Ms. Bruner holds a B.A. in economics from the University of California, Los Angeles and an M.B.A. from Santa Clara University.

Gail S. Page has been Chief Executive Officer and a Director since December 2005. She joined us in January 2004 as President of Ciphergen’s Diagnostic Division and an Executive Vice President of Ciphergen Biosystems, Inc., and was promoted to President and Chief Operating Officer of Ciphergen Biosystems, Inc. in August 2005. From October 2000 to January 2003, she was Executive Vice President and Chief Operating Officer of Luminex Corporation. From 1988 to 2000, she held various senior level management positions with Laboratory Corporation of America (“LabCorp”). In 1993, she was named Senior Vice President, Office of Science and Technology at LabCorp, responsible for the management of scientific affairs in addition to the diagnostics business segment. Additionally, from 1995 to 1997, she headed the Cytology and Pathology Services business unit for LabCorp. From 1988 to 2000, she was a member of the Scientific Advisory Board and served as its chairman from 1993 to 1997. Prior to her years at LabCorp and its predecessor, Roche Biomedical, she worked in various functions in the academic and diagnostic industry. She received her Medical Technology degree in 1976 from the University of Florida in combination with an A.S. in cardiopulmonary technology.

THE CLASS I AND II DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE
TO ELECT THE NOMINEES FOR CLASS III DIRECTORS LISTED ABOVE
TO THE COMPANY’S BOARD OF DIRECTORS, EACH TO SERVE FOR A THREE YEAR TERM
AND UNTIL HER SUCCESSOR IS DULY ELECTED AND QUALIFIED.

Directors Continuing in Office Until the 2007 Annual Meeting of Stockholders

Michael J. Callaghan is Managing Director, Private Equity, of MDS Capital Corp. and became one of our directors in 1998. Prior to joining MDS Capital Corp. in 1992, he was active in several general management positions. Mr. Callaghan began his career with Ernst & Young, where he became a Chartered Accountant. He serves as a director of Systems Xcellence, Inc. as well as that of a private company. He received a B. Comm. from McGill University and an M.B.A. from York University.

Kenneth J. Conway has been President of Starfire Ventures, a private biotech venture capital firm, since 2003. He became one of our directors in April 2006. He also serves as a director of several private companies. From 2000 to 2003, he served as Chief Executive Officer at Vitivity, Inc., a wholly-owned subsidiary of Millennium Pharmaceuticals focused on predictive medicine. Prior to founding Vitivity, he was President and Founder of Millennium Predictive Medicine, Inc. from 1997 to 2000. He spent more than 26 years with Chiron Diagnostics Corporation (formerly Ciba Corning), most recently serving as President of U.S. Group and member of the Office of the President. Mr. Conway has also been the Senior Vice President and General Manager of Immuno Diagnostics, where he led the development and commercialization of the ACS.180, a world-leading system in automated immunodiagnostic testing, and Vice President of several business units at Chiron (Ciba Corning), as well as being Vice President of manufacturing at Corning Medical Division. He received a B.S. in ceramic engineering from Rutgers University and attended the Dartmouth Institute Executive Program at Dartmouth College’s Tuck School of Business Administration.

James L. Rathmann has been President of Falcon Technology Management Corporation and a general partner of Falcon Technology Partners, L.P. since its founding in 1993. Mr. Rathmann has been one of our directors since our inception and became our Executive Chairman in December 2005. He serves as a director of several private companies. Prior to joining Falcon Technology in 1993, he was Senior Vice President of Operations at Soft-Switch, Inc. from 1984 to 1993. He received a B.A. in Mathematics from the University of Colorado and an M.S. in Computer Science from the University of Wisconsin.

Directors Continuing in Office Until the 2008 Annual Meeting of Stockholders

James S. Burns has been President and Chief Executive Officer of EntreMed, Inc. since June 2004 and a director since September 2004. He became one of our directors in 2005. From 2001 to 2003, Mr. Burns was a co-founder and served as President and as Executive Vice President of MedPointe, Inc., a specialty pharmaceutical company that develops, markets and sells branded prescription pharmaceuticals. From 2000 to 2001, he served as a founder and Managing Director of MedPointe Capital Partners, a private equity firm that led a leveraged buyout to form MedPointe Pharmaceuticals. Previously, Mr. Burns was a founder, Chairman, President and Chief Executive Officer of Osiris Therapeutics, Inc., a biotech company developing therapeutic stem cell products for the regeneration of damaged or diseased tissue. He has also been Vice Chairman of HealthCare Investment Corporation and a founding General Partner of Healthcare Ventures L.P., a venture capital partnership specializing in forming companies build around new pharmaceutical and biotechnology products; Group President at Becton Dickinson and Company, a multidivisional biomedical products company; and Vice President and Partner at Booz Allen & Hamilton, Inc., a multinational consulting firm. Mr. Burns is Chairman of the Executive Committee of the American Type Culture Collection (ATCC). He earned his B.S. and M.S. degrees in biological sciences from the University of Illinois and an M.B.A. from DePaul University.

Rajen K. Dalal, Ph.D. is an industry consultant and became one of our directors in 2003. From 2002 to 2005, he was the President and Chief Executive Officer of Guava Technologies, Inc., a biotechnology company based on mammalian cell profiling and analysis. Prior to joining Guava, Dr. Dalal was at Chiron Corporation where he was most recently President of its Blood Testing Division. Prior to joining Chiron in 1991, Dr. Dalal was a leader of McKinsey & Company’s pharmaceuticals and technology management groups. Dr. Dalal received a bachelor’s degree in chemistry from St. Xavier’s College, the University of Bombay; a master’s degree in biochemical engineering from the Massachusetts Institute of Technology; and an M.B.A. from the University of Chicago.

John A. Young has been one of our directors since our inception, was our Chairman from 1995 to December 2005 and became our Lead Outside Director in December 2005. Mr. Young was President and Chief Executive Officer of Hewlett-Packard Company from 1978 until his retirement in 1992. He serves as a director of another public life science company, Affymetrix, Inc., and also serves as a director of several private companies. He received a B.S.E.E. from Oregon State University and an M.B.A. from the Stanford Graduate School of Business.

Director Independence

The Board of Directors has determined that the following eight of the Company’s nine directors are “independent” as defined by applicable law and NASDAQ listing standards: Ms. Bruner and Messrs. Burns, Callaghan, Conway, Dalal, Rathmann, Wierenga and Young.

Board Meetings and Committees

The Board of Directors held a total of 14 meetings during the fiscal year ended December 31, 2005. Throughout fiscal year 2005, all directors attended greater than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such directors served. The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. The charters of these committees are available in the Corporate Governance section on the Company’s website (www.ciphergen.com).

Audit Committee

The Audit Committee is chaired by Judy Bruner and also includes Michael J. Callaghan and John A. Young, each of whom is an “independent director” as that term is defined under Rule 10A-3(b)(1) of the Exchange Act and in accordance with the current Nasdaq Stock Market’s director independence and listing standards. The Board has determined that Ms. Bruner qualifies as an “audit committee financial expert” as defined under Item 401(h) of Regulation S-K. The Committee is responsible for assuring the integrity of our financial controls, audit and reporting functions. It reviews with our management and our independent registered public accounting firm the effectiveness of our financial controls, accounting and reporting practices and procedures. In addition, the Audit Committee reviews the qualifications of our independent registered public accounting firm, makes recommendations to the Board of Directors regarding the selection of our independent registered public accounting firm, and reviews the scope, fees and results of activities related to audit and non-audit services. The Audit Committee held 12 meetings during fiscal 2005, including nine meetings with representatives of the independent registered public accounting firm in attendance. A report of the Audit Committee for the year ended December 31, 2005 is included later in this Proxy Statement.

Compensation Committee

The Compensation Committee is chaired by John A. Young and also includes Michael J. Callaghan, Kenneth J. Conway and Wendell Wierenga, each of whom is an “independent director” as defined under Rule 10A-3(b)(1) of the Exchange Act and in accordance with the current Nasdaq Stock Market’s director independence and listing standards. Its principal responsibility is to administer our stock plans and to set the salaries and incentive compensation, including stock option grants, for the Company’s President and Chief Executive Officer and senior executive officers. The Compensation Committee held five meetings during fiscal 2005. A report of the Compensation Committee is included later in this Proxy Statement. Mr. Wierenga will not stand for reelection upon the expiration of his term in 2006.

Nominating and Governance Committee

The Nominating and Governance Committee is chaired by John A. Young and also includes Rajen K. Dalal and James L. Rathmann, each of whom is an “independent director” as defined under Rule 10A-3(b)(1) of the Exchange Act and in accordance with the current Nasdaq Stock Market’s director independence and listing standards. The Board has adopted a written charter for the Nominating and Governance Committee. The responsibilities of the Nominating and Governance Committee include developing a Board of Directors capable of advising the Company’s management in fields related to current or future business directions of the Company, and regularly reviewing issues and developments relating to corporate governance issues and formulating and recommending corporate governance standards to the Board of Directors. The Nominating and Governance Committee held two meetings during fiscal 2005.

The Committee approves all nominees for membership on the Board, including the slate of director nominees to be proposed by the Board to our stockholders for election or any director nominees to be elected or appointed by the Board to fill interim director vacancies on the Board.

In addition, the Committee appoints directors to committees of the Board and suggests rotation for chairpersons of committees of the Board as it deems desirable from time to time; and it evaluates and recommends to the Board the termination of membership of individual directors in accordance with the Board’s corporate governance principles, for cause or other appropriate reasons (including, without limitation, as a result of changes in directors’ employment or employment status). We have in the past used, and the Committee intends in the future to use, an executive recruiting firm to assist in the identification and evaluation of qualified candidates to join the Board; for these services, the executive recruiting firm is paid a fee. Director nominees are expected to have considerable management experience that would be relevant to our current and expected future business directions, a track record of accomplishment and a commitment to ethical business practices.

The Committee assists the Board in identifying qualified persons to serve as directors of the Company. The Committee evaluates all proposed director nominees, evaluates incumbent directors before recommending re-nomination, and recommends all approved candidates to the Board for appointment or nomination to Company stockholders. The Committee selects as candidates to the Board for appointment or nomination individuals of high personal and professional integrity and ability who can contribute to the Board’s effectiveness in serving the interests of the Company’s stockholders.

Stockholders Communications

Stockholders of the Company may communicate directly with the Board in writing, addressed to:

Board of Directors
c/o Corporate Secretary
Ciphergen Biosystems, Inc.
6611 Dumbarton Circle
Fremont, California 94555 U.S.A.

The Corporate Secretary will review each stockholder communication. The Corporate Secretary will forward to the entire Board (or to members of a Board committee, if the communication relates to a subject matter clearly within that committee’s area of responsibility) each communication that (a) relates to the Company’s business or governance, (b) is not offensive and is legible in form and reasonably understandable in content, and (c) does not merely relate to a personal grievance against the Company or a team member or to further a personal interest not shared by the other stockholders generally.

The Committee has not established a procedure for considering nominees for director nominated by the Company’s stockholders. The Board believes that our independent committee can identify appropriate candidates to our Board. Stockholders may nominate candidates for director in accordance with the advance notice and other procedures contained in our Bylaws.

The Company encourages each of its directors to attend each Annual Meeting of the Company’s stockholders whenever attendance does not unreasonably conflict with the director’s other business and personal commitments. Three directors attended the 2005 Annual Meeting of Stockholders.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

PROPOSAL TWO

RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006

The Audit Committee has selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2006, and recommends that stockholders vote for ratification of such selection. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection or ratification, the Audit Committee and the Board of Directors, in their discretion, may direct the selection of a new independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the interest of the Company and its stockholders. If the selection is not ratified, the Audit Committee will reconsider its selection.

PricewaterhouseCoopers LLP has audited the Company’s financial statements since the year ended December 31, 1994. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table presents fees for professional audit services rendered by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the Company’s financial statements for the years ended December 31, 2004 and 2005, and fees billed during those periods for other services rendered by PricewaterhouseCoopers LLP (in thousands).

	2004	2005
Audit fees	$871	$1,051
Audit-related fees	57	17
Tax fees	205	3
All other fees	—	—
	$1,133	$1,071

Fees for audit services included fees associated with the annual audit and the reviews of the Company’s quarterly reports on Form 10-Q, as well as assistance with SEC filings related to our strategic alliance with Quest Diagnostics including our issuance of common stock and a warrant to Quest Diagnostics, increases to the number of shares reserved for our stock plans, and our earnings restatement in 2005, and statutory audits of the Company’s international subsidiaries. Fees for audit services also included fees related to the audit of internal control over financial reporting as of December 31, 2004 to comply with Section 404 of the Sarbanes-Oxley Act of 2002, and similar work done for our 2005 fiscal year prior to the Company’s determination that it is a non-accelerated filer and thus no longer subject to all the requirements of Section 404 of the Sarbanes-Oxley Act. Audit-related services included advisory work performed in 2004 related to the Sarbanes-Oxley Act of 2002, as well as advisory work related to complex transactions entered into by the Company. Tax fees included tax compliance, tax planning and advisory services to the Company and its international subsidiaries.

All audit, audit-related, tax and other services for 2005 were pre-approved by the Audit Committee, which concluded that the provision of those services by PricewaterhouseCoopers LLP was compatible with the maintenance of the independent registered public accounting firm’s independence. The Audit

Committee’s pre-approval policy provides for pre-approval of audit, audit-related, tax and all other services.

Required Vote

The affirmative vote of the holders of a majority of the Votes Cast is required to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 12, 2006, certain information with respect to the beneficial ownership of the Company’s Common Stock by (i) each director and each nominee for director, (ii) each of the executive officers named in the Summary Compensation Table appearing herein, (iii) any person (including any group as that term is used in Section 13(d)(3) of the Exchange Act), known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, and (iv) all executive officers, directors and nominees for director of the Company as a group. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, which may at a subsequent date result in a change of control of the Company. Unless otherwise indicated, the address of each listed stockholder is c/o Ciphergen Biosystems, Inc., 6611 Dumbarton Circle, Fremont, California 94555.

Name and Address of Beneficial Owner	Number of Shares	Percent of Common Stock Outstanding(1)
5% STOCKHOLDERS, DIRECTORS, NOMINEES FOR DIRECTOR AND NAMED EXECUTIVE OFFICERS
Quest Diagnostics Incorporated(2) 1290 Wall Street West Lyndhurst, NJ 07071	7,397,069	19.9%
Wellington Management Company, LLP 75 State Street Boston, MA 02109	3,279,725	9.1%
James L. Rathmann(3)	2,422,581	6.7%
Falcon Technology Partners 600 Dorset Road Devon, PA 19333	2,235,431	6.2%
William E. Rich(4)	1,723,119	4.7%
Michael J. Callaghan(5) MDS Capital (USA) Corp. 435 Tasso Street, Suite 315 Palo Alto, CA 94301-1552	1,199,891	3.3%
Gail S. Page(6)	439,234	1.2%

Name and Address of Beneficial Owner	Number of Shares	Percent of Common Stock Outstanding(1)
John A. Young(7) 167 S. San Antonio Road, Suite 7 Los Altos, CA 94022-3055	375,540	1.0%
Matthew J. Hogan(8)	274,767	*
Martin L. Verhoef(9)	269,241	*
John R. Storella(10)	231,833	*
William C. Sullivan(11)	102,059	*
Judy Bruner(12) SanDisk Corporation 140 Caspian Court Sunnyvale, CA 94087	90,000	*
Rajen K. Dalal(13)	81,000	*
Wendell Wierenga(14) Neurocrine Biosciences, Inc. 10555 Science Center Drive San Diego, CA 92121	74,500	*
James P. Merryweather(15)	44,749	*
James S. Burns(16) Entremed, Inc. 9640 Medical Center Drive Rockville, MD 20850	25,500	*
Kenneth J. Conway(17) Firestar Ventures 15 Eagles Nest Scituate, MA 02066	4,083	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (twelve persons)(18)	4,986,760	13.3%

*                    less than one percent of outstanding shares

(1)          Applicable percentage ownership is based on 35,999,131 shares of Common Stock outstanding as of April 12, 2006 together with applicable options for such stockholder. The table is based on information supplied by officers, directors and principal stockholders, and Schedules 13G filed with the SEC. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to securities, subject to community property laws, where applicable. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after April 12, 2006, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2)          Includes 1,172,069 shares of Common Stock issuable within 60 days of April 12, 2006 upon exercise of a warrant to purchase up to 2,200,000 shares for $3.50 per share which is exercisable at any time prior to July 22, 2010. While the warrant is exercisable for up to 2,200,000 shares, Ciphergen and Quest Diagnostics have clarified that the total number of shares of Common Stock issuable upon exercise of the warrant could at no time cause Quest Diagnostics’ total holdings of Ciphergen’s Common Stock to exceed 19.9% of the total number of outstanding shares of Ciphergen Common Stock (provided that Quest Diagnostics may, prior to or concurrently with the exercise of their warrant, sell such number of shares of Ciphergen Common Stock so that, after the exercise of the warrant and such sale of shares, Quest Diagnostics would not own more than 19.9% of Ciphergen’s Common Stock).

(3)          Includes 168,550 shares in the name of Mr. Rathmann, a director, issuable within 60 days of April 12, 2006 upon exercise of stock options, 18,600 shares currently owned by Mr. Rathmann and 2,235,431 shares held by Falcon Technology Partners, of which Mr. Rathmann is a General Partner.

(4)          Includes 26,229 shares held in an Individual Retirement Account by Lenita L. Rich and 4,300 shares held directly by Lenita L. Rich, a former employee, who is Dr. Rich’s spouse. Includes 804,000 shares of Common Stock issuable within 60 days of April 12, 2006 upon exercise of stock options.

(5)          Includes 103,700 shares issuable within 60 days of April 12, 2006 upon exercise of stock option grants to Michael J. Callaghan, 20,000 shares currently owned by Mr. Callaghan and 1,079,191 shares owned by four funds managed or advised by MDS Capital Corp. Mr. Callaghan, a director, is Managing Director, Private Equity, of MDS Capital Corp.

(6)          Includes 410,414 shares of Common Stock issuable within 60 days of April 12, 2006 upon exercise of stock options.

(7)          Includes 139,440 shares of Common Stock held by family trusts and 236,100 shares issuable within 60 days of April 12, 2006 upon exercise of stock options granted to Mr. Young.

(8)          Includes 249,498 shares of Common Stock issuable within 60 days of April 12, 2006 upon exercise of stock options.

(9)          Includes 266,248 shares of Common Stock issuable within 60 days of April 12, 2006 upon exercise of stock options.

(10)   Includes 195,881 shares of Common Stock issuable within 60 days of April 12, 2006 upon exercise of stock options.

(11)   Includes 102,059 shares of Common Stock issuable within 60 days of April 12, 2006 upon exercise of stock options.

(12)   Includes 90,000 shares of Common Stock issuable within 60 days of April 12, 2006 upon exercise of stock options.

(13)   Includes 81,000 shares of Common Stock issuable within 60 days of April 12, 2006 upon exercise of stock options.

(14)   Includes 74,500 shares of Common Stock issuable within 60 days of April 12, 2006 upon exercise of stock options.

(15)   Includes 44,749 shares of Common Stock issuable within 60 days of April 12, 2006 upon exercise of stock options.

(16)   Includes 25,500 shares issuable within 60 days of April 12, 2006 upon exercise of stock options.

(17)   Includes 2,000 shares currently owned by Mr. Conway and 2,083 shares issuable within 60 days of April 12, 2006 upon exercise of stock options.

(18)   Includes 1,412,238 shares issuable within 60 days of April 12, 2006 upon exercise of stock options.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Officers:

Daniel M. Caserza, 53, joined us in May 1999 as Corporate Controller, was promoted in April 2005 to Vice President and since March 2006 has also served as Interim Chief Financial Officer. Prior to joining us, he was Corporate Controller at Intellisys Group from March 1998 to April 1999, Swan Magnetics from June 1997 to March 1998, and Edify Corporation from June 1995 to June 1997, all technology companies. Earlier, he was Corporate Controller for Gas Tech, Inc., a subsidiary of Thermo Electron Corporation, from 1992 to 1995, and before that he spent 11 years with Hewlett-Packard Company in a variety of financial positions. Mr. Caserza also previously worked in public accounting with Deloitte Haskins & Sells. He received a B.S. in mathematics from Santa Clara University and an M.B.A. from the Santa Clara University Graduate School of Business.

Matthew J. Hogan, 46, joined us in September 2000 as our Vice President and Chief Financial Officer, was named Senior Vice President in March 2004 and resigned from the Company in March 2006. He continues to serve the Company as a consultant. Prior to joining us, he was the Chief Financial Officer at Avocet Medical, Inc. starting in June 1999. From 1996 to 1999, Mr. Hogan was the Chief Financial Officer at Microcide Pharmaceuticals, Inc. From 1986 to 1996, he held various positions in the investment banking group at Merrill Lynch & Co., most recently as a Director focusing on the biotechnology and pharmaceutical sectors. Mr. Hogan holds a B.A. in economics from Dartmouth College and an M.B.A. from the Amos Tuck School of Business Administration.

James P. Merryweather, Ph.D., 56, joined us in March 2005 as Executive Vice President, Pharmaceutical Corporate Development and since December 2005 has served as Executive Vice President, Sales and Marketing. Prior to joining Ciphergen, Dr. Merryweather spent five years at Incyte Corporation, most recently as Executive Vice President of Business Development and Commercial Operations. Prior to joining Incyte, he was at Millennium Pharmaceuticals as Vice President, Program Management. Prior to joining Millennium, he spent 15 years at Chiron Corporation in a variety of roles ranging from Senior Scientist to Director of Project Management. Dr. Merryweather has spent over 20 years in the biotechnology industry in senior positions in research and development, program management and business development. Dr. Merryweather graduated with a B.S. in chemistry from Northern Illinois University and a Ph.D. in biochemistry from Washington State University.

Gail S. Page, 50, has been Chief Executive Officer and a Director since December 2005. She joined us in January 2004 as President of Ciphergen’s Diagnostic Division and an Executive Vice President of Ciphergen Biosystems, Inc., and was promoted to President and Chief Operating Officer of Ciphergen Biosystems, Inc. in August 2005. From October 2000 to January 2003, she was Executive Vice President and Chief Operating Officer of Luminex Corporation. From 1988 to 2000, she held various senior level management positions with Laboratory Corporation of America (“LabCorp”). In 1993, she was named Senior Vice President, Office of Science and Technology at LabCorp, responsible for the management of scientific affairs in addition to the diagnostics business segment. Additionally, from 1995 to 1997, she headed the Cytology and Pathology Services business unit for LabCorp. From 1988 to 2000, she was a member of the Scientific Advisory Board and chaired the committee from 1993 to 1997. Prior to her years at LabCorp and its predecessor, Roche Biomedical, she worked in various functions in the academic and diagnostic industry. She received her Medical Technology degree in 1976 from the University of Florida in combination with an A.S. in cardiopulmonary technology.

William C. Sullivan, 58, joined us in February 2004, as Vice President, Diagnostics Operations and in January 2006 he assumed the position of Vice President, Operations. Mr. Sullivan has spent over 25 years in the diagnostics industry, covering all aspects of clinical laboratory operations and diagnostic manufacturing, including quality systems, product development, technical transfer, customer support and operations management. Prior to joining us, Mr. Sullivan had been serving as a medical device consultant since 2001. From 1999 to 2001, he was Vice President, Diagnostic Manufacturing at Visible Genetics, Inc. and from 1998 to 1999 he was Vice President, Operations at Nichols Institute Diagnostics (a subsidiary of Quest Diagnostics). Prior to joining Nichols, he was Vice President, Operations at Dianet Med from 1997 to 1998. From 1989 to 1997, Mr. Sullivan served at Laboratory Corporation of America (or its predecessor Roche Biomedical) in a succession of positions covering manufacturing operations. Mr. Sullivan received a B.A. degree from the College of the Holy Cross and subsequently attended graduate school at the University of Pennsylvania. He is certified as a Specialist in Immunology by the American Society for Clinical Pathology.

Executive Compensation

The following table sets forth all compensation paid or accrued during fiscal years 2005, 2004 and 2003 to (a) the Company’s current President and Chief Executive Officer, (b) each of the Company’s four other most highly compensated executive officers who were with the Company as of December 31, 2005 and whose annual compensation exceeded $100,000 for fiscal year 2005, and (c) two former executive officers, including the former Chief Executive Officer, who would have been among Ciphergen’s four most highly paid executive officers at the end of 2005. Each person listed is deemed a “Named Officer”.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation Awards
					Securities
	Fiscal	Annual Compensation($)			Underlying		All Other
Name and Principal Position	Year	Salary	Bonus(1)		Options(#)(2)		Compensation($)(3)
Gail S. Page	2005	$ 262,538	$ 174,750	(4)	625,000	(5)	$ 8,333
President, Chief Executive Officer	2004	235,455	78,400		250,000		—
and Director
Matthew J. Hogan(6)	2005	243,333	24,731		60,000	(7)	—
Former Senior Vice President	2004	231,838	38,143		50,000		—
and Chief Financial Officer	2003	215,694	59,134		35,000		—
James P. Merryweather, Ph.D.	2005	234,792	58,919		170,000	(8)	—
Executive Vice President,
Sales and Marketing
John R. Storella(9)	2005	230,333	13,661		38,000	(8)	—
Vice President, Intellectual	2004	220,558	34,122		20,000		—
Property Affairs	2003	212,633	42,514		35,000	(10)	—
William C. Sullivan	2005	196,333	24,727		37,500	(11)	—
Vice President, Operations	2004	163,875	28,553		95,000		34,664
Former Officers
William E. Rich, Ph.D.	2005	275,000	—		90,000		42,637
Former President, Chief Executive	2004	273,333	131,776		120,000		13,652
Officer and Director	2003	264,167	310,203		150,000		17,065
Martin L. Verhoef	2005	258,333	36,131		65,000	(8)	43,085
Former Executive Vice President	2004	249,698	62,189		50,000		8,028
	2003	233,356	92,687		50,000		6,953

(1)          Includes bonuses earned by the Named Officer based upon performance in the year noted but paid in the subsequent year.

(2)          Represents options granted at fair market value at the time of grant pursuant to the Company’s 2000 Stock Plan. Such options vest on a monthly basis over a five-year period unless otherwise noted.

(3)          Represents amounts paid by the Company to Ms. Page, Dr. Rich and Mr. Verhoef for reimbursements for automobile leases and, in the case of Dr. Rich and Mr. Verhoef, payouts for unused paid time off upon their departures from the Company in 2005. Includes a $1,116 award to Dr. Rich in 2005 related to a successful patent issuance. Also includes a relocation reimbursement in 2004 related to Mr. Sullivan’s relocating and imputed interest in 2003 on interest-free notes related to Dr. Rich’s relocation. The notes were repaid on or before their maturity dates in 2003.

(4)          Includes the fair value of 25,000 fully vested shares of Ciphergen’s common stock granted to Ms. Page on August 5, 2005 in consideration for the successful negotiation of a strategic alliance with Quest Diagnostics.

(5)          Options for 400,000 shares vest monthly over 48 months. Options for 225,000 shares vest monthly over 24 months.

(6)   Mr. Hogan resigned as Senior Vice President and Chief Financial Officer in March 2006. He continues to serve the Company as a consultant.

(7)          Options for 20,000 shares vest monthly over 24 months.

(8)          Options for 10,000 shares vest monthly over 24 months.

(9)   Mr. Storella was no longer deemed to be an executive officer as of the Record Date.

(10)   Options for 5,000 shares vested immediately upon grant.

(11)   Options for 17,500 shares vest monthly over 24 months.

OPTION GRANTS IN 2005

The following table sets forth information concerning grants of stock options to each of the Named Officers during 2005. All options granted to these executive officers in 2005 were granted under the 2000 Stock Plan. Except where otherwise noted, one-sixtieth (1/60th) of the shares subject to each option vest one month after the vesting commencement date, and an additional 1/60th of the shares subject to each option vest each month thereafter. The options are exercisable when vested. The percent of the total options set forth below is based on an aggregate of 2,384,000 options granted to employees during 2005. All options were granted at fair market value on the date of grant.

Potential realizable value represents hypothetical gains that could be achieved on the options if exercised at the end of the option term assuming the fair market value of the Common Stock on the date of grant appreciates at 5% and 10% per year over the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the Company’s future Common Stock price.

	Individual Grants					Potential Realizable
	Number of					Value at Assumed
	Securities		Percent of Total			Annual Rates of Stock
	Underlying		Options Granted			Price Appreciation for
	Options		to Employees	Exercise Price		Option Term($)
Name	Granted(#)		During Period	($ per Share)	Expiration Date	5%	10%
Gail S. Page(1)	100,000	(2)		$ 2.96	February 9, 2015	$ 186,153	$ 471,748
President, Chief Executive	125,000	(2)		2.19	August 5, 2015	172,160	436,287
Officer and Director	400,000	(3)		0.90	December 20, 2015	226,402	573,747
	625,000		26.2
Matthew J. Hogan(4)	40,000			2.96	February 9, 2015	74,461	188,699
Former Senior Vice President &	20,000	(2)		2.19	August 5, 2015	27,546	69,806
Chief Financial Officer
	60,000		2.5
James P. Merryweather, Ph.D.	160,000			2.85	March 10, 2015	286,776	726,747
Executive Vice President	10,000	(2)		0.90	December 20, 2015	5,660	14,344
Sales and Marketing
	170,000		7.1
John R. Storella(5)	28,000			2.96	February 9, 2015	52,123	132,089
Vice President, Intellectual	10,000	(2)		2.19	August 5, 2015	13,773	34,903
Property Affairs
	38,000		1.6
William C. Sullivan	20,000			1.80	April 6, 2015	22,640	57,375
Vice President, Operations	10,000	(2)		2.19	August 5, 2015	13,773	34,903
	7,500	(2)		0.90	December 20, 2015	4,245	10,758
	37,500		1.6
Former Officers
William E. Rich, Ph.D.(6).	90,000		3.8	2.96	February 9, 2015	167,538	424,573
Former President, Chief
Executive and Director
Martin L. Verhoef(7)	55,000			2.96	February 9, 2015	102,384	259,461
Former Executive Vice President	10,000	(2)		2.19	August 5, 2015	13,773	34,903
	65,000		2.7

(1)   Ms. Page became the Company’s Chief Executive Officer on December 31, 2005.

(2)   Vest monthly over 24 months.

(3)   Vest monthly over 48 months.

(4)   Mr. Hogan resigned as Senior Vice President and Chief Financial Officer in March 2006. He continues to serve the Company as a consultant.

(5)   Mr. Storella was no longer deemed to be an executive officer as of the Record Date.

(6)   Dr. Rich retired as President, Chief Executive Officer and Director in December 2005.

(7)   Mr. Verhoef’s employment as Executive Vice President was terminated in December 2005.

AGGREGATE OPTION EXERCISES IN 2005 AND VALUES AT DECEMBER 31, 2005

The following table sets forth information concerning exercisable and unexercisable stock options held by the executive officers named in the summary compensation table at December 31, 2005. The value of unexercised in-the-money options is based on the fair market value per share, as of December 31, 2005, of the Company’s Common Stock underlying the options minus the actual exercise prices. All options were granted under the Company’s 1993 Stock Option Plan or 2000 Stock Plan. Except as otherwise noted, these options vest monthly over 60 months and otherwise conform to the terms of the Company’s stock plans.

			Number of Unexercised				Value of Unexercised
	Shares		Options at				In-the-Money Options at
	Acquired on	Value	December 31, 2005(#)				December 31, 2005($)(2)
Name	Exercise	Realized($)(1)	Exercisable		Unexercisable		Exercisable	Unexercisable
Gail S. Page(3)	—	$ —	312,499	(4)	562,501	(5)	$ —	$ 360,000
President, Chief Executive
Officer and Director
Matthew J. Hogan(6)	—	—	240,499	(7)	50,001	(8)	—	—
Former Senior Vice President and
Chief Financial Officer
James P. Merryweather, Ph.D.	—	—	29,333		140,667	(9)	—	9,000
Executive Vice President,
Sales and Marketing
John R. Storella(10)	—	—	190,582	(11)	31,668	(12)	—	—
Vice President, Intellectual
Property Affairs
William C. Sullivan	—	—	95,582	(11)	36,918	(13)	—	6,750
Vice President, Operations
Former Officers
William E. Rich, Ph.D.(14)	—	—	804,000		—		770,554	—
Former President, Chief
Executive Officer and Director
Martin L. Verhoef(15)	—	—	266,248		—		—	—
Former Executive Vice
President

(1)          The Value Realized is equal to the market value of the Company’s Common Stock on the date of exercise minus the exercise price.

(2)          Value is determined by subtracting the exercise price of an option from the $1.18 per share fair market value of the Company’s Common Stock as of December 31, 2005.

(3)          Ms. Page became the Company’s Chief Executive Officer on December 31, 2005.

(4)          Options for 62,499 shares vest monthly over 24 months.

(5)          Options for 162,501 shares vest monthly over 24 months. Options for 400,000 shares vest monthly over 48 months.

(6)          Mr. Hogan resigned as Senior Vice President and Chief Financial Officer in March 2006. He continues to serve the Company as a consultant.

(7)          Options for 3,333 shares vest monthly over 24 months.

(8)          Options for 16,667 shares vest monthly over 24 months.

(9)          Options for 10,000 shares vest monthly over 24 months.

(10) Mr. Storella was no longer deemed to be an executive officer as of the Record Date.

(11)   Options for 1,666 shares vest monthly over 24 months.

(12)   Options for 8,334 shares vest monthly over 24 months.

(13)   Options for 15,834 shares vest monthly over 24 months.

(14)   Dr. Rich retired as President, Chief Executive Officer and Director in December 2005.

(15)   Mr. Verhoef’s employment as Executive Vice President was terminated in December 2005.

Employment and Severance Agreements

We entered into an employment agreement, dated August 24, 2000, with William E. Rich, Ph.D., our former President and Chief Executive Officer. The agreement provides that if his employment terminates other than voluntarily or for “Cause” or there is a “Constructive Termination,” Dr. Rich will continue to receive his salary and normal employee benefits for a period of 12 months. Additionally, his stock options will continue to vest for 24 months. The agreement also provides that immediately prior to any “Change in Control” in the Company, the vesting schedule for his held options will be accelerated by one year. Likewise, the agreement provides that if the Company is acquired and within 12 months afterwards Dr. Rich’s employment is terminated or constructively terminated without cause, Dr. Rich will receive severance pay and normal employee benefits for a period of 12 months and all of the options granted to him will immediately vest.

On December 31, 2005, we entered into a retirement agreement with William E. Rich, Ph.D., our former Chief Executive Officer, whereby Dr. Rich will continue to provide consulting services to the Company for one year following his retirement. This retirement agreement superseded Dr. Rich’s employment agreement dated August 24, 2000. In consideration for consulting services, Dr. Rich will receive $30,000 per month during the term of the consulting period, as well as health benefits, use of a company car and reimbursement for costs of a cell phone. Additionally, the vesting of stock options granted to Dr. Rich while he was an employee was accelerated by two years, and all remaining unvested options were canceled. Dr. Rich’s vested options may be exercised up to one year following the end of his consultancy period.

We entered into an employment agreement, dated January 15, 2005, with James P. Merryweather, Ph.D., Executive President. The agreement provides that if his employment terminates other than voluntarily or for “Cause” or there is a “Constructive Termination,” Dr. Merryweather will continue to receive his salary and medical benefits for a period of 12 months. The agreement also provides that if the Company is acquired and within 12 months afterwards Mr. Merryweather’s employment is terminated or constructively terminated without cause, he will receive severance pay and medical benefits for a period of 12 months and all of the options granted to him will immediately vest.

We entered into an employment agreement, dated December 31, 2005, with Gail S. Page, President and Chief Executive Officer and Director. The agreement provides that if her employment terminates other than voluntarily or for “Cause” or there is a “Constructive Termination,” Ms. Page will continue to receive her salary and medical benefits for a period of 12 months. The agreement also provides that if the Company is acquired and within 12 months afterwards Ms. Page’s employment is terminated or constructively terminated without cause, she will receive severance pay and medical benefits for a period of 12 months and all of the options granted to her will immediately vest.

On February 2, 2006, we entered into a severance and release agreement with Martin L. Verhoef, our former Executive Vice President, whereby Mr. Verhoef will continue to receive $21,667 per month plus health benefits for 12 months following the termination of his employment and effective December 30, 2005. The period during which Mr. Verhoef’s vested stock options as of his termination date may be exercised was extended to June 30, 2006. Mr. Verhoef’s employment agreement dated January 8, 2004 was also terminated effective as of December 30, 2005.

We entered into a consulting agreement, dated March 22, 2006, with Matthew J. Hogan, formerly Senior Vice President and Chief Financial Officer, whereby Mr. Hogan will continue to provide consulting services to the Company three days per week for up to six months following his resignation, agree not to compete with the Company or solicit the services of the Company’s employees, and execute a general release of claims in favor of the Company. In consideration, Mr. Hogan will continue to receive compensation at his current base rate of pay during the term of the consulting period. Mr. Hogan’s base salary is $20,417 per month. Stock options granted to Mr. Hogan while he was an employee will continue to vest while he serves as a consultant.

Director Compensation

During 2002, the Board of Directors approved a compensation system for outside directors and in 2003 this compensation system was revised. Pursuant to this system, each new outside director shall be granted, on the date of the first meeting of the Board he or she attends, an option to purchase 25,000 shares of Common Stock, vesting monthly over a 24-month period. Each continuing outside director shall be granted an annual option, on the date of each Annual Meeting of Stockholders, to purchase 12,500 shares of our Common Stock, vesting monthly over a 12-month period. In addition, each outside director also receives, at the outside director’s choice, either: (i) payment in the amount of $5,000 paid quarterly as long as such person continues to act as a director, or (ii) an additional option to purchase a number of additional whole shares of Common Stock, which are determined by the Company to have a Black-Scholes valuation on the date of grant approximately equal to $20,000. Also, on the date of each Annual Meeting of Stockholders, the Chairman of the Board will receive an annual grant of an option to purchase 10,000 shares of our Common Stock, vesting monthly over a 12-month period. During fiscal 2005, the Board of Directors also created a new director position entitled “Executive Chairman” in order to assist in the transition of our management team. James L. Rathmann was appointed to serve in this position and received a one-time stock option grant for 150,000 shares, which vests monthly over 24 months. The Chairman of the Audit Committee receives an additional option to purchase 5,000 shares of our Common Stock, vesting monthly over a 12-month period and the Chairmen of the Compensation Committee and the Nominating and Governance Committee, if different from the Chairman of the Board, each receive an additional option to purchase 2,500 shares of our Common Stock, vesting monthly over a 12-month period.

The Company reimburses its directors who are not officers or employees for expenses incurred in attending any Board of Directors or committee meeting. Directors who are also the Company’s officers or employees are not compensated for attending Board of Directors or committee meetings.

Employee directors who meet the eligibility requirements may participate in the Company’s 2000 Employee Stock Purchase Plan.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

The Compensation Committee reviews and recommends to the Board of Directors for approval the Company’s executive compensation policies. During 2005 the Compensation Committee consisted of directors John A. Young, Michael J. Callaghan and Wendell Wierenga. Mr. Wierenga will not stand for reelection upon the expiration of his term in 2006 and Kenneth J. Conway joined the Committee in April 2006. The Board has adopted a written Compensation Committee Charter. A copy of the Compensation Committee’s charter is available in the Corporate Governance section of the Company’s website.

The following is the report of the Compensation Committee of the Board of Directors with respect to the compensation paid to the Company’s executive officers during the fiscal year ended December 31, 2005. Actual compensation earned during fiscal 2005 by the executive officers is shown in the Summary Compensation Table above under “Executive Compensation and Other Matters.”

Compensation Philosophy

The goal of the Company’s compensation policies is to align executive compensation with business objectives and corporate performance, and to attract and retain executives who contribute to the long-term success and value of the Company. Compensation for the Company’s executive officers consists of a base salary and potential cash bonus, as well as potential incentive compensation through stock options and stock ownership. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

Base Salaries

The base salary component is designed to compensate executive officers competitively at levels necessary to attract and retain qualified executives in the pharmaceutical and biotechnology industries. The base salary for each officer is set on the basis of personal performance, the salary levels in effect for comparable positions within the Company’s principal competitors, and internal comparability considerations. As a general matter, the base salary for each executive officer is initially established through negotiation at the time the officer is hired, taking into account such officer’s qualifications, experience, prior salary, and competitive salary information. Year-to-year adjustments to each executive officer’s base salary are based upon personal performance for the year and changes in the general level of base salaries of persons in comparable positions within the industry.

Incentive Bonuses

The Company has a formal incentive bonus plan pursuant to which the executive officers of the Company are eligible to receive incentive cash compensation based upon achievement of quarterly, semi-annual or annual goals. The amounts of such cash bonuses for executive officers other than the Chief Executive Officer are determined by the Chief Executive Officer, subject to review and approval of the Compensation Committee and the Board of Directors. The amount of any cash bonus for the Chief Executive Officer is determined by the Compensation Committee, subject to the review and approval of the Board of Directors.

Long-Term Incentives

The Committee provides the Company’s executive officers with long-term incentive compensation through grants of stock options under the Company’s 2000 Stock Plan and the opportunity to purchase stock under the 2000 Employee Stock Purchase Plan (the “ESPP”). The Committee believes that stock options provide the Company’s executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company’s Common Stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods (generally five years in 2005 and prior) that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Company’s Common Stock on the date of grant. The Committee considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the past and anticipated future contribution of the executive officer to the attainment of the Company’s long-term strategic performance goals. Long-term incentives granted in prior years are also taken into consideration.

The Company established the ESPP both to encourage employees to continue in the employ of the Company and to motivate employees through ownership interest in the Company. Under the ESPP, employees may purchase Common Stock semi-annually through payroll deductions at a price equal to the lower of 85% of the closing price on the applicable offering commencement date or 85% of the closing price on the applicable purchase date. The Company has reserved 336,498 shares of Common Stock for future issuance to employees under the ESPP.

Chief Executive Officer Compensation

The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. In determining salary, targeted bonus, actual bonus to be paid, and options to be granted, the Compensation Committee considered industry survey data from a variety of sources as well as the Company’s overall performance. Gail S. Page became our Chief Executive Officer in December 2005. The Compensation Committee has reviewed all components of Ms. Page’s compensation, including base salary, bonuses and equity compensation. Based on this review, the Compensation Committee determined that our Chief Executive Officer’s total compensation in the aggregate is reasonable and not excessive. In connection with accepting the position of President, Chief Executive Officer and Director in December 2005, Ms. Page will receive a base salary of $350,000, is eligible for a bonus of up to 50% of base salary based on meeting objectives as determined by the Board of Directors and was granted a stock option for 400,000 shares of the Company’s Common Stock at fair market value which vests monthly over 48 months. In 2005, former President and Chief Executive Officer William E. Rich’s base salary of $275,000 was unchanged from 2004. Mr. Rich received no bonus in 2006 relative to 2005 performance, a $130,000 bonus in 2005 relative to 2004 performance, a $190,000 bonus in 2004 relative to 2003 performance, and a $120,000 bonus in 2003 related to the successful resolution of a litigation matter in 2003.

Section 162(m)

The Board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company’s executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the Proxy Statement, unless compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m).

In approving the amount and form of compensation for the Company’s executive officers, the Committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).

Respectfully submitted by:
MEMBERS OF THE COMPENSATION COMMITTEE
John A. Young, Chairman
Michael J. Callaghan
Wendell Wierenga

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company’s financial process on behalf of the Board of Directors. During 2005 the Audit Committee consisted of directors Judy Bruner, Michael J. Callaghan and John A. Young. The Board has adopted a written Audit Committee Charter. A copy of the Audit Committee’s charter is available in the Corporate Governance section of the Company’s website.

The Audit Committee is comprised of three of the Company’s outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(14).

The charter of the Audit Committee specifies that the purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities for the accounting, financial reporting and internal control functions of the Company and its subsidiaries. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2005 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Committee reviewed with representatives of the Company’s independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting policies and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended by Statement on Auditing Standards No. 90, “Audit Committee Communication.” In addition, the Committee has discussed with the independent registered public accounting firm the auditors’ independence from management and the Company including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board in its Standard No. 1.

The Committee also discussed with the Company’s independent registered public accounting firm the overall scope and results of its audit. The Committee meets periodically with the independent registered public accounting firm, with and without management present, to discuss the results of its audit of the Company’s financial statements, its evaluation of the Company’s internal controls over financial reporting, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the reselection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

Respectfully submitted by:
MEMBERS OF THE AUDIT COMMITTEE
Judy Bruner, Chairman
Michael J. Callaghan
John A. Young

PERFORMANCE GRAPH

The following graph shows the cumulative total stockholder return, assuming the investment of $100 (and the reinvestment of any dividends thereafter) for the period beginning on December 31, 2000 and ending on December 31, 2005, for the Company, the Nasdaq National Market Index and the Nasdaq Biotech Index. The Nasdaq Biotech Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The graph is presented pursuant to SEC rules. The Company believes that while total stockholder return can be an important indicator of corporate performance, the stock prices of companies like Ciphergen are subject to a number of market-related factors other than company performance, such as competitive announcements, mergers and acquisitions in the industry, the general state of the economy and the prices of biopharmaceutical stocks. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

CUMULATIVE TOTAL RETURN AMONG CIPHERGEN BIOSYSTEMS, INC., THE NASDAQ
NATIONAL MARKET INDEX AND THE NASDAQ BIOTECH INDEX

CUMULATIVE TOTAL RETURN AT PERIOD ENDED

The information contained above under the captions “Report of the Compensation Committee of the Board of Directors”, “Report of the Audit Committee of the Board of Directors” and “Performance Graph” shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Such officers, directors and 10% or greater stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal year 2005 all executive officers and directors of the Company complied with all applicable filing requirements.

Certain Business Relationships and Related Party Transactions

In the Company’s last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (1) compensation agreements and other arrangements, which are described where required in “Employment and Severance Agreements” and (2) the transaction described below.

At various times prior to the maturity date of September 27, 2005, John R. Storella, Vice President, Intellectual Property Affairs, made partial payments against his note related to the early exercise of stock options, totaling approximately $145,385, including interest. This note was made prior to the Company’s initial public offering in 2000 and was fully paid off by its maturity date.

The Company has entered into indemnification agreements with each of its directors and officers which require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.

OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Michael J. O’Donnell
Secretary

Palo Alto, California

Dated: April 28, 2006

CIPHERGEN BIOSYSTEMS, INC.

Ciphergen Biosystems, Inc.
6611 Dumbarton Circle
Fremont, California 94555	proxy

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
JUNE 7, 2006

The undersigned stockholder of Ciphergen Biosystems, Inc. (the “Company”) hereby appoints Gail S. Page and
Daniel M. Caserza, each with full power of substitution, the true and lawful attorneys, agents and proxy holders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of the Company held of record by the undersigned on April 12, 2006, at the Annual Meeting of Stockholders of the Company to be held on June 7, 2006 (the “Annual Meeting”), at 10:00 a.m. at 6611 Dumbarton Circle, Fremont, California and any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS AND AS SAID PROXYHOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENTS THEREOF.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS RELATING TO THE ANNUAL MEETING.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

  Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	To elect Judy Bruner and Gail S. Page as the two (2) Class III Directors to the Company’s Board of Directors, each to serve for a three year term and until her successor is duly elected and qualified:	01 Judy Bruner 02 Gail S. Page	☐ For	☐ Withheld

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006:		☐ For	☐ Against	☐ Abstain

Address change? If yes, mark box	☐		Date:
and indicate changes below:

Signature(s) in Box

NOTE:  Please sign exactly as name appears hereon. Joint Owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please have an authorized officer sign and indicate the full corporate name. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.